================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2004


                                ----------------

                                  MediCor, Ltd.
             (Exact name of Registrant as Specified in its Charter)


        Delaware                     000-50442                   14-1871462
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

--------------------------------------------------------------------------------

Item 8.01 Other Events

MediCor, Ltd. (the "Company") issued a press release on November 16, 2004. The press release announced the Company's earnings for the quarter ending September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.                       Description

99.1            Copy of press release issued by the Company on November 16, 2004

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MEDICOR, LTD.

                                              By: /s/ Theodore R Maloney
                                                  ----------------------
                                                  Name:  Theodore R. Maloney
                                                  Title: Chief Executive Officer


Dated: November 16, 2004